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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2001

STRATOS LIGHTWAVE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-30869 (Commission File Number)	36-4360035 (IRS Employer Identification No.)
7444 West Wilson Avenue, Chicago, Illinois (Address of principal executive offices)		60706 (zip code)

Registrant's telephone number, including area code: (708) 867-9600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

    On March 23, 2001, Methode Electronics, Inc. and Stratos Lightwave, Inc. jointly issued a press release announcing that Methode's board of directors has approved a dividend of all of Methode's shares of Stratos Lightwave common stock, and announcing the record date and distribution date for the dividend. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1  Stratos Lightwave, Inc. press release issued March 23, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS LIGHTWAVE, INC.
Date: March 26, 2001	By:	/s/ DAVID A. SLACK
David A. Slack Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Stratos Lightwave, Inc. press release issued March 23, 2001.

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SIGNATURE
EXHIBIT INDEX